UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan

As described in Item 5.07 below, on July 8, 2016, at the 2016 Annual Shareholders Meeting (the “Annual Meeting”) of Armstrong World Industries, Inc. (the “Company”), the Company’s shareholders approved the Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan (the “2016 Directors Stock Unit Plan”).

The foregoing summary of the 2016 Directors Stock Unit Plan is qualified in its entirety by reference to the detailed summary of the 2016 Directors Stock Unit Plan set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2016 (the “2016 Proxy Statement”) and to the full text of the 2016 Directors’ Stock Unit Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Armstrong World Industries, Inc. 2016 Long-Term Incentive Plan

As described in Item 5.07 below, on July 8, 2016, at the Annual Meeting of the Company, the Company’s shareholders approved the Armstrong World Industries, Inc. 2016 Long-Term Incentive Plan (the “2016 LTIP”).

The foregoing summary of the 2016 LTIP is qualified in its entirety by reference to the detailed summary of the 2016 LTIP set forth in the 2016 Proxy Statement and to the full text of the 2016 LTIP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 8, 2016, the Company held its Annual Meeting during which the shareholders: (i) elected all nine (9) nominees to the Company’s Board of Directors, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016, (iii) approved the Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan and (iv) approved the Armstrong World Industries, Inc. 2016 Long-Term Incentive Plan. The voting results are set forth in the tables below.

Election of Directors

	For	Withheld	Broker Non-Vote
Stan A. Askren	48,848,698	980,664	1,271,654
Victor D. Grizzle	49,711,480	117,882	1,271,654
Tao Huang	49,692,594	136,768	1,271,654
Larry S. McWilliams	49,400,240	429,122	1,271,654
James C. Melville	49,351,005	478,357	1,271,654
James J. O’Connor	49,706,000	123,362	1,271,654
John J. Roberts	49,491,458	337,904	1,271,654
Gregory P. Spivy	49,417,231	412,131	1,271,654
Cherryl T. Thomas	49,714,131	115,231	1,271,654

Ratification of the appointment of KPMG LLP

For	Against	Abstain	Broker Non-Vote
50,906,213	189,232	5,571	0

Approval of the 2016 Directors Stock Unit Plan

For	Against	Abstain	Broker Non-Vote
49,153,223	669,177	6,962	1,271,654

Approval of the 2016 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Vote
48,978,834	789,238	61,290	1,271,654

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1*	Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan

10.2*	Armstrong World Industries, Inc. 2016 Long-Term Incentive Plan

10.3*	Form of Stock Unit Grant Agreement under the Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan

10.4*	Form of Long-Term Time-Based Restricted Stock Unit Grant under the 2011 Long-Term Incentive Plan

10.5*	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Absolute TSR) for Senior Executives under the 2011 Long-Term Incentive Plan

10.6*	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Absolute TSR) under the 2011 Long-Term Incentive Plan

10.7*	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Cumulative Free Cash Flow) under the 2011 Long-Term Incentive Plan

10.8*	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Cumulative Free Cash Flow) for Senior Executives under the 2011 Long-Term Incentive Plan

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Chief Compliance Officer

Date: July 8, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan

10.2	Armstrong World Industries, Inc. 2016 Long-Term Incentive Plan

10.3	Form of Stock Unit Grant Agreement under the Armstrong World Industries, Inc. 2016 Directors Stock Unit Plan

10.4	Form of Long-Term Time-Based Restricted Stock Unit Grant under the 2011 Long-Term Incentive Plan

10.5	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Absolute TSR) for Senior Executives under the 2011 Long-Term Incentive Plan

10.6	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Absolute TSR) under the 2011 Long-Term Incentive Plan

10.7	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Cumulative Free Cash Flow) under the 2011 Long-Term Incentive Plan

10.8	Form of Long-Term Performance-Based Restricted Stock Unit Grant (Performance Goals Based on Cumulative Free Cash Flow) for Senior Executives under the 2011 Long-Term Incentive Plan